                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K
                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 **********************************************************************
  Date of Report (Date of earliest event reported): April 18, 1997

                  Merry Land & Investment Company, Inc.
         (Exact name of registrant as specified in its charter)

 Georgia                                                 001-11081
(State or other jurisdiction of incorporation)      (Commission File Number)

                                58-0961876
                       (I.R.S. Employer I.D. Number)

624 Ellis Street, Augusta, Georgia                            30901
(Address of principal executive offices)                   (Zip Code)

  Registrant's telephone number, including area code:  706/722-6756

       ____________________________________________________________
       (Former name or former address, if changed since last report)
  **********************************************************************


Filed: August 6, 1997

ITEM 5. OTHER EVENTS. Merry Land & Investment Company, Inc. (the "Company") acquired the two following apartment properties in the second quarter of 1997, for which financial statements are being filed herewith.

  A. HOUSTON, TEXAS. The Company has acquired an apartment property in Houston, Texas. The apartment property is described as follows:

                                                              Acquisition
Name of        Sellers         Market      Date Acquired          Cost               Occupancy
Apartments      <F1>           Location      in 1997     Units    <F2>  Debt Assumed  <F3>
------------------------------------------------------------------------------------------------
Ranchstone     Ranchstone        Houston,     May 8       220   $11,250,000  None     100%
Apartments   Apartments, Ltd.,    Texas
             a Texas limited
              partnership

-------------------------------------------------------------------------------------------------

<F1> The seller is not related to or affiliated with the Company.
<F2> Includes acquisition costs incurred to date.
<F3> Physical occupancy at July 30, 1997.

     The acquisition was paid for with cash. The seller was unrelated to the Company.

     The acquisition was made only after a detailed review of the property's physical condition, anticipated capital expenditures, occupancy rates, expenses including utility rates, maintenance, grounds, property taxes and insurance all of which were compared to competitive properties. The Company is not aware of any factors which would cause the reported financial information not to be necessarily indicative of future operating results.


     B. ORLANDO, FLORIDA. The Company has also acquired an apartment property in Orlando, Florida. The apartment property acquired is described as follows:


Name of                                       Date Acquired   Acquisition Cost Debt Assumed Occupancy
Apartments   Seller<F1>      Market Location     in 1997  Units    <F2>                     <F3>
-----------------------------------------------------------------------------------------------------
Polos East   Gray Lumber Company,    Orlando,   April 18   308   $16,000,000  none          96.1%
Apartments   a Virginia corporation  Florida

             Grayland Company, L.P.,
             a Virginia limited partnership

             NationsBank, N.A., f/k/a
             NationsBank of Virginia, N.A. and
             Elmon T. Gray, as Trustees
             under the will of Garland Gray
----------------------------------------------------------------------------------------------------

<F1> The seller is not related to or affiliated with the Company.
<F2> Includes acquisition costs incurred to date.
<F3> Physical occupancy at July 30, 1997.

  The sellers were unrelated to the Company. The acquisition was paid for with cash.

     The acquisition was made only after a detailed review of the property's physical condition, anticipated capital expenditures, occupancy rates, expenses including utility rates, maintenance, grounds, property taxes and insurance all of which were compared to competitive properties. The Company is not aware of any factors which would cause the reported financial information not to be necessarily indicative of future operating results.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS. Attached hereto are pro forma statements of income and audited statement of excess revenues over specific operating expenses with respect to Ranchstone Apartments and Polos East Apartments acquisitions.



                   ==================================
                   Signature Blocks on Following Page
                    ==================================

                                 SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 MERRY LAND & INVESTMENT COMPANY,
 INC.
                              (Registrant)

             /s/
 By:____________________________
    Dorrie E. Green
    As Its Vice President

                  STATEMENTS OF EXCESS OF REVENUES OVER
            SPECIFIC OPERATING EXPENSES FOR THE PERIOD FROM
       INCEPTION TO DECEMBER 31, 1996 AND THE THREE MONTHS ENDED
                             MARCH 31, 1997
                     TOGETHER WITH AUDITORS' REPORT

                           ARTHUR ANDERSEN LLP


                REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and
Board of Directors of
Merry Land & Investment Company, Inc.:

We have audited the accompanying statement of excess of revenues over specific operating expenses of RANCHSTONE APARTMENTS for the period from inception to December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenue over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of excess of revenues over specific operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management,as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, the financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the property after acquisition by Merry Land & Investment Company, Inc. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the property's revenue and expenses.

In our opinion, the statement of excess of revenues over specific operating expenses referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 2) of RANCHSTONE APARTMENTS for the period from inception to December 31,1996 in conformity with generally accepted accounting principles.

/s/Arthur Andersen LLP
Atlanta, Georgia
May 28, 1997

                         RANCHSTONE APARTMENTS

        STATEMENTS OF EXCESS OF REVENUES OVER SPECIFIC OPERATING
      EXPENSES FOR THE PERIOD FROM INCEPTION TO DECEMBER 31, 1996
                AND THE THREE MONTHS ENDED MARCH 31, 1997



                                             Period from    Three Months
                                             Inception to   Ended
                                             December 31,   March 31,
                                                1996         1997
                                              ----------    ----------
                                                            (Unaudited)
REVENUES:
  Rents (Note 1)                                $741,766     $403,932
  Other Income                                    43,738       26,001
                                              ----------     ----------
       Total revenues                            785,504      429,933
                                              ----------     ----------
SPECIFIC OPERATING EXPENSES (Note 2):
  Real estate taxes                              127,529       78,003
  Personnel                                      132,777       34,074
  Utilities                                       69,929       20,637
  General and administrative                      78,506       11,250
  Repairs, maintenance, and contract services     32,998       10,012
  Marketing                                       28,436        8,098
  Property insurance                              36,017        7,583
                                               ----------   ----------
        Total specific operating expenses        506,192      169,657
                                               ----------   ----------
EXCESS OF REVENUES OVER SPECIFIC
  OPERATING EXPENSES                            $279,312     $260,276
                                               ==========    ==========

     The accompanying notes are an integral part of these statements.

                         RANCHSTONE APARTMENTS
              NOTES TO THE STATEMENTS OF EXCESS OF REVENUES
                    OVER SPECIFIC OPERATING EXPENSES
           FOR THE PERIOD FROM INCEPTION TO DECEMBER 31, 1996
                AND THE THREE MONTHS ENDED MARCH 31,1997

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Description of Property
-------------------------
On May 8, 1996, Merry Land & Investment Company, Inc. ("Merry Land") purchased Ranchstone Apartments, a 220-unit apartment complex located in Houston, Texas, from Ranchstone Apartments, Ltd. for approximately $11.25 million cash.

Rental Income
-------------
Rents from leases are accounted for ratably over the term of each lease which is generally for a period of 12 months or less.

2.BASIS OF ACCOUNTING

The accompanying statements of excess of revenues over specific operating expenses are presented on the accrual basis. The statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the property after acquisition by Merry Land, such as depreciation, interest and management fees.

Merry Land has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code and intends to maintain its qualification as a REIT in the future. Accordingly, no provision for federal or state income taxes is required.

                         POLO'S EAST APARTMENTS
                  STATEMENTS OF EXCESS OF REVENUES OVER
             SPECIFIC OPERATING EXPENSES FOR THE YEAR ENDED
                 DECEMBER 31, 1996 AND THE THREE MONTHS
                          ENDED MARCH 31, 1997
                     TOGETHER WITH AUDITORS' REPORT

                           ARTHUR ANDERSEN LLP


                REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and
Board of Directors of
Merry Land & Investment Company, Inc.:

We have audited the accompanying statement of excess of revenues over specific operating expenses of POLO'S EAST APARTMENTS for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenue over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of excess of revenues over specific operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, the financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the property after acquisition by Merry Land & Investment Company, Inc. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the property's revenue and expenses.

In our opinion, the statement of excess of revenues over specific operating expenses referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 2) of POLO'S EAST APARTMENTS for the year ended December 31,1996 in conformity with generally accepted accounting principles.

\s\Arthur Andersen LLP
Atlanta, Georgia
May 30, 1997

                         POLO'S EAST APARTMENTS
        STATEMENTS OF EXCESS OF REVENUES OVER SPECIFIC OPERATING
         EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1996 AND THE
                    THREE MONTHS ENDED MARCH 31, 1997


                                                            Three Months
                                             Year Ended     Ended
                                             December 31,   March 31,
                                                1996         1997
                                             ----------     ----------
                                                            (Unaudited)
REVENUES:
  Rents (Note 1)                              $2,181,820     $554,011
  Other Income                                   106,597       27,634
                                              ----------     ----------
       Total revenues                          2,288,417      581,645
                                              ----------     ----------
SPECIFIC OPERATING EXPENSES (Note 2):
  Real estate taxes                              235,268       58,817
  Personnel                                      173,759       43,200
  Utilities                                      119,573       29,349
  General and administrative                      36,521        9,183
  Repairs, maintenance, and contract services     95,943       59,646
  Marketing                                       18,524       12,638
  Property insurance                              33,753        8,438
                                              ----------     ----------
        Total specific operating expenses        713,341      221,271
                                              ----------     ----------
EXCESS OF REVENUES OVER SPECIFIC
  OPERATING EXPENSES                          $1,575,076     $360,374
                                              ==========     ==========

     The accompanying notes are an integral part of these statements.

                         POLO'S EAST APARTMENTS
                NOTES TO STATEMENT OF EXCESS OF REVENUES
                    OVER SPECIFIC OPERATING EXPENSES
                  FOR THE YEAR ENDED DECEMBER 31, 1996
                AND THE THREE MONTHS ENDED MARCH 31, 1997

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

On April 18, 1997, Merry Land & Investment Company, Inc. ("Merry Land") purchased the 308 unit apartment complex located in Orlando, Florida, from Grayland Company, L.P., et al., for $16 million cash.

Rental Income

Rents from leases are accounted for ratably over the term of each lease which is generally for a period of twelve months or less.

2.BASIS OF ACCOUNTING

The accompanying statements of excess of revenues over specific operating expenses are presented on the accrual basis. The statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the property after acquisition by Merry Land, such as depreciation, interest and management fees.

Merry Land has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code and intends to maintain its qualification as a REIT in the future. Accordingly, no provision for federal or state income taxes is required.